EXHIBIT 99.3
                                                                    ------------


                            The Penn Traffic Company




                                                        May 12, 2003


Fleet Capital Corporation,
  as Administrative Agent and the Lenders
  Under the Credit Agreement as defined below
200 Glastonbury Boulevard
Glastonbury, CT  060330


          RE: AMENDMENT NO. 5 DATED AS OF MAY 8, 2003 ("AMENDMENT NO. 5"), TO THE REVOLVING CREDIT AND TERM LOAN AGREEMENT DATED AS OF JUNE 29, 1999, AS AMENDED (THE "CREDIT AGREEMENT"), AMONG THE PENN TRAFFIC COMPANY (THE "COMPANY") AND CERTAIN SUBSIDIARIES (TOGETHER WITH THE COMPANY, THE "BORROWERS"), THE LENDING INSTITUTIONS PARTY THERETO (THE "LENDERS"), FLEET CAPITAL CORPORATION AS ADMINISTRATIVE AGENT (THE "AGENT"), AND CERTAIN ADDITIONAL AGENTS.

Gentlemen:

         The Borrowers are advised by the Agent that the Lenders approved Amendment No. 5 on May 8, 2003. On May 9, 3002, the Borrowers paid the Amendment Fee (such term and all other capitalized terms used but not defined herein having the meanings set forth in Amendment No. 5 or in the Credit Agreement), and as of such date all conditions precedent to the effectiveness of the Amendment had been satisfied except for the condition under Section 3.01(g) (the "Condition") that the Company had filed with the Securities and Exchange Commission its annual report for its Fiscal Year 2003 (the "10K Filing") accompanied by a report thereon, unqualified in scope, by PriceWaterhouseCoopers LLC (the "PWC Report").

         The Borrowers have informed the Agent and the Lenders that the 10K Filing and the PWC Report have been delayed, and the Borrowers agree and request that the Agent and the Lenders agree, as follows:

         (1) Effective as of May 9, 2003, the Condition is waived, the Amendment shall be deemed in effect and the requirement for delivery of the financial statements for Fiscal Year 2003 pursuant to Section 7.2(a) of the Credit Agreement is waived through the earlier of (a) June 9, 2003 or (b) the date of the occurrence under clause (2)(b) below.

         (2) An Event of Default shall occur (a) if the 10K Filing accompanied by the PWC Report (for the avoidance of doubt, unqualified) is not duly made on or before June 9, 2003, or (b) on the earlier date on which the Company is notified by PWC that it will not issue the PWC Report, in each case without any requirement of notice or lapse of time or both, and the remedies afforded to the Agent and the Lenders under the Loan Documents shall be immediately in effect and available.

         Please evidence your agreement to the foregoing by signing and return (including by fax) to the Agent a copy of this letter agreement.

                                       BORROWERS:
                                       ---------

                                       THE PENN TRAFFIC COMPANY


                                       By:
                                           -------------------------------------
                                           Title:

                                       DAIRY DELL, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       BIG M SUPERMARKETS, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       PENNY CURTISS BAKING COMPANY INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       AGREED:
                                       ------

                                       ADMINISTRATIVE AGENT:
                                       --------------------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:


                                       SWING LINE LENDER:
                                       -----------------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:


                                       LENDERS:
                                       --------

                                       FLEET CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       GMAC BUSINESS CREDIT, LLC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       AMSOUTH BANK


                                       By:
                                           -------------------------------------
                                           Title:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       LASALLE BUSINESS CREDIT, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       CITIZENS BUSINESS CREDIT COMPANY


                                       By:
                                           -------------------------------------
                                           Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       FOOTHILL CAPITAL CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       SOVEREIGN BANK


                                       By:
                                           -------------------------------------
                                           Title:

                                       THE PROVIDENT BANK


                                       By:
                                           -------------------------------------
                                           Title: